Exhibit 10.1

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)
In the Matter of	)	STIPULATION AND CONSENT TO
	)	THE ISSUANCE OF AN ORDER
MOUNTAIN 1ST BANK & TRUST COMPANY	)	TO PAY A CIVIL MONEY PENALTY
HENDERSONVILLE, NORTH CAROLINA	)
)
(Insured State Nonmember Bank))		FDIC-10-257k
)

Subject to the acceptance of the STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO PAY A CIVIL MONEY PENALTY (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC and MOUNTAIN 1ST BANK & TRUST COMPANY, HENDERSONVILLE, NORTH CAROLINA (“Bank”), as follows:

1. The Bank has been advised of its right to receive a NOTICE OF ASSESSMENT OF CIVIL MONEY PENALTY, FINDINGS OF FACT AND CONCLUSIONS OF LAW, ORDER TO PAY, AND NOTICE OF HEARING (“NOTICE OF ASSESSMENT”) detailing the violations of law and/or regulations for which an ORDER TO PAY A CIVIL MONEY PENALTY (“ORDER”) may be issued pursuant to the Flood Disaster Protection Act of 1973 (“Flood Act”), as amended, 42 U.S.C. § 4012a(f)(4), section 8(i)(2) of the Federal Deposit Insurance Act (“FDI Act”), 12 U.S.C. § 1818(i)(2), and Parts 308 and 339 of the FDIC Rules and Regulations, 12 C.F.R. Parts 308 and 339. The Bank has been further advised of the right to a hearing on the charges under the Flood Act, 42 U.S.C. § 4012a(f), section 8(i)(2) of the FDI Act, 12 U.S.C. § 1818(i)(2), and the FDIC’s Rules of Practice and Procedure, 12 C.F.R. Part 308.

2. The Bank acknowledges that it is a “regulated lending institution” as that term is defined in section 3(a)(10) of the Flood Act, 42 U.S.C. § 4003(a)(10), that the FDIC is the appropriate “Federal entity for lending regulation” for purposes of enforcing the Flood Act against State nonmember banks; and that the FDIC has jurisdiction over it and the subject matter of this proceeding.

3. The FDIC has reason to believe that the Bank has violated the Flood Act and Part 339 by failing to obtain flood insurance for 3 loans, failing to obtain an adequate amount of flood insurance for 6 loans, failing to provide borrowers the required notice for 16 loans and failing to place flood insurance for 2 loans secured by real estate located in a Special Flood Hazard Area.

4. The Bank, solely for the purpose of this proceeding and without admitting or denying the violations set forth in paragraph 3 of this CONSENT AGREEMENT, hereby consents and agrees to pay a civil money penalty of $10,395.00, and further consents and agrees to the issuance of an ORDER by the FDIC, which upon issuance shall be final and fully enforceable by the FDIC.

5. The Bank further consents and agrees to pay the civil money penalty assessed by delivering to the FDIC a check in the amount of $10,395.00, made payable to the “Treasury of the United States.” The penalty shall be paid into the National Flood Mitigation Fund, pursuant to 42 U.S.C. § 4012a(f)(8).

6. In the event the FDIC accepts this CONSENT AGREEMENT and issues the ORDER, it is agreed that no action will be taken by the FDIC to initiate any additional enforcement action for the violations set forth in paragraph 3 of this CONSENT AGREEMENT.

7. The Bank hereby waives for purposes of this proceeding:

(a)	the receipt of a NOTICE OF ASSESSMENT;

(b)

the right to present defenses to the allegations that might have been set forth in a NOTICE OF ASSESSMENT, including, without limitation, the right to assert the affirmative defense of expiration of the statute of limitations at 42 U.S.C. §

4012a(f)(10) with respect to any of the violations set forth in paragraph 3 of this CONSENT AGREEMENT;

(c)	a hearing for the purpose of taking evidence on the allegations to be set forth in a NOTICE OF ASSESSMENT;

(d)	the filing of Proposed Findings of Fact and Conclusions of Law;

(e)	a Recommended Decision of an Administrative Law Judge;

(f)	the filing of exceptions and briefs with respect to such Recommended Decision; and

(g)	judicial review of the ORDER and any other challenge to the validity of the ORDER.

Dated this 30th day of September, 2010.

FEDERAL DEPOSIT INSURANCE CORPORATION		MOUNTAIN 1ST BANK & TRUST COMPANY
HENDERSONVILLE, NORTH CAROLINA

By:	/s/ Andrew B. Williams, II	By:	/s/ Michael G. Mayer
	Andrew B. Williams, II		Michael G. Mayer
	Senior Regional Attorney		Chief Executive Officer

FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

)
In the Matter of	)
	)	ORDER TO PAY A
MOUNTAIN 1ST BANK & TRUST COMPANY	)	CIVIL MONEY PENALTY
HENDERSONVILLE, NORTH CAROLINA	)
)
(Insured State Nonmember Bank))		FDIC-10-257k
)

MOUNTAIN 1ST BANK & TRUST COMPANY, HENDERSONVILLE, NORTH CAROLINA (“Bank”), has been advised of its right to receive a NOTICE OF ASSESSMENT OF CIVIL MONEY PENALTY, FINDINGS OF FACT AND CONCLUSIONS OF LAW, ORDER TO PAY, AND NOTICE OF HEARING (“NOTICE OF ASSESSMENT”) issued by the Federal Deposit Insurance Corporation (“FDIC”) detailing the violations for which a civil money penalty may be assessed against the Bank pursuant to the Flood Disaster Protection Act of 1973 (“Flood Act”), as amended, 42 U.S.C. § 4012a, section 8(i)(2) of the Federal Deposit Insurance Act (“FDI Act”), 12 U.S.C. § 1818(i)(2), and Part 339 of the FDIC Rules and Regulations, 12 C.F.R. Part 339 (“Part 339”), and has been further advised of its right to a hearing on the charges under the Flood Act, 42 U.S.C. § 4012a(f)(4), and Part 308 of the FDIC’s Rules of Practice and Procedure, 12 C.F.R. Part 308.

Having waived those rights, the Bank entered into a STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO PAY A CIVIL MONEY PENALTY (“CONSENT AGREEMENT”) with a representative of the Legal Division of the FDIC, whereby solely for the purpose of this proceeding and without admitting or denying any violations, the Bank consented and agreed to pay a civil money penalty in the amount of $10,395.00 related to the violations of the Flood Act and Part 339. The FDIC has reason to believe that the Bank has violated the Flood Act and Part

339 in that Bank by failing to obtain flood insurance for 3 loans, failing to obtain an adequate amount of flood insurance for 6 loans, failing to provide borrowers the required notice for 16 loans and failing to force place flood insurance for 2 loans secured by real estate located in a Special Flood Hazard Area.

After taking into account the CONSENT AGREEMENT, the appropriateness of the penalty with respect to the financial resources and good faith of the Bank, the gravity of the violations by the Bank, the history of previous violations by the Bank, and such other matters as justice may require, the FDIC accepts the CONSENT AGREEMENT and issues the following:

ORDER TO PAY A CIVIL MONEY PENALTY

IT IS HEREBY ORDERED that MOUNTAIN 1ST BANK & TRUST COMPANY, HENDERSONVILLE, NORTH CAROLINA, and hereby is, assessed a civil money penalty of $10,395.00, pursuant to the Flood Act, 42 U.S.C. § 4012a, section 8(i)(2) of the FDI Act, 12 U.S.C. § 1818(i)(2), and Parts 308 and 339 of the FDIC Rules and Regulations, 12 C.F.R. Parts 308 and 339. The Bank shall pay the civil money penalty to the Treasury of the United States.

This Order to Pay A Civil Money Penalty shall be effective upon issuance.

Pursuant to delegated authority.

Dated at Atlanta, Georgia this 28th day of October, 2010.

/s/ Thomas J. Dujenski
Thomas J. Dujenski
Regional Director
Atlanta Regional Office
Division of Supervision and Consumer Protection